UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

GOODMAN NETWORKS INCORPORATED

(Exact name of Registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Network Blvd., Suite 300, Frisco, Texas	75034
(Address of principal executive offices)	(zip code)

(972) 406-9692

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2017, Goodman Networks Incorporated (“Goodman”) and certain of Goodman’s subsidiaries (together with Goodman, the “Company”) entered into a restructuring support agreement (the “Restructuring Support Agreement”) with (i) certain holders of the Company’s 12.125% Senior Secured Notes due 2018 (collectively, such notes, the “Secured Notes,” and such holders, the “Consenting Noteholders”), and (ii) John Goodman, Jason Goodman, James Goodman, Jonathan Goodman, Joseph Goodman, and Scott Pickett (collectively, such individuals, with any applicable affiliates, the “Consenting Equityholders”). All capitalized terms not defined in this description of the Restructuring Support Agreement shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

The Restructuring Support Agreement sets forth, subject to certain conditions, the commitment of the Company, the Consenting Noteholders, and the Consenting Equityholders to support a comprehensive restructuring of over $325 million of the Company’s long term debt (the “Restructuring”). The Restructuring will be effectuated through a joint prepackaged plan of reorganization (the “Plan”) to be filed in connection with voluntary cases commenced by the Company under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, which cases shall be commenced no later than February 27, 2017. Certain principal terms of the Restructuring Support Agreement and the Restructuring contemplated thereby are outlined below:

•	All administrative claims, priority tax claims, other priority claims, and other secured claims (each as defined in the Bankruptcy Code) shall be paid in full in cash or receive such other customary treatment that renders such claims unimpaired under the Bankruptcy Code.

•	That certain Credit and Security Agreement, dated as of July 29, 2016, by and among Goodman, the other borrowers party thereto, MidCap Financial Trust, as administrative agent, and the lenders party thereto (the “Credit Agreement”) shall be amended, extended, and restated (the “Amended Credit Facility”) on terms acceptable to (i) the lenders under the Credit Agreement, (ii) any two or more Consenting Noteholders that indirectly or directly hold or control at least 50.1% of the aggregate principal amount of Secured Notes held by all Consenting Noteholders as of any date of determination (the “Required Consenting Noteholders”), (iii) the Company, and (iv) any two or more Consenting Equityholders that indirectly or directly hold or control at least 40.1% of the outstanding shares of common stock held by all of the Consenting Equityholders (the “Required Consenting Equityholders”).

•	The holders of the Secured Notes shall receive their pro rata share of the following consideration: (i) $25 million in cash; (ii) $112.5 million aggregate principal amount of new 8% senior secured notes due 2022 (the “New Notes”), which shall have a first-priority lien on substantially all of reorganized Goodman’s (“Reorganized Goodman”) assets other than those securing the Amended Credit Facility, a second-priority lien on the collateral securing the Amended Credit Facility, and other terms and conditions to be agreed upon by the Company, the Required Consenting Equityholders, and the Required Consenting Noteholders; (iii) new Payment-in-Kind Preferred Stock (the “PIK Preferred Stock,” and such PIK Preferred Stock distributed to the holders of the Secured Notes, the “Noteholder PIK Preferred Stock”) having an initial liquidation value of $80 million, subject to certain terms; and (iv) 42% of the common stock (the “New Common Stock”) of Reorganized Goodman, subject to pro rata economic dilution pursuant to the management incentive plan (the “MIP”) described below.

•	The holders of general unsecured claims against the Company shall be paid in the ordinary course of business as their claims come due.

•	All equity holders existing as of the Plan Effective Date shall receive their pro rata share of 7.9% of the New Common Stock, subject to pro rata economic dilution pursuant to the MIP.

The Restructuring Support Agreement contemplates that the PIK Preferred Stock will have terms acceptable to the Required Consenting Noteholders, the Company, and the Required Consenting Equityholders. The PIK Preferred Stock will not receive any payment-in-kind or cash-pay dividends for three years after the effective date of the Plan

(the “Plan Effective Date”). Following the third anniversary of the Plan Effective Date, the PIK Preferred Stock will accrue dividends at a rate of 7% per year, payable quarterly in either cash or in additional shares of PIK Preferred Stock. As promptly as reasonably practicable, but no later than June 30, 2017, Reorganized Goodman shall make an initial redemption of the PIK Preferred Stock at par using cash in excess of $15 million (“Excess Cash”) to redeem at par the PIK Preferred Stock as follows (such redemptions, the “Initial Redemption”): (a) the first $10 million of Excess Cash shall be used on a pro rata basis to redeem the Noteholder PIK Preferred Stock; and (b) the next $5 million of Excess Cash shall be used on a pro rata basis to redeem both the Noteholder PIK Preferred Stock and the Goodman MBE Group PIK Preferred Stock (as defined below). Any amounts of Excess Cash in excess of the $15 million used in the foregoing (a) and (b) shall be used on a pro rata basis to redeem all then outstanding PIK Preferred Stock.

In addition, the Restructuring Support Agreement provides that pursuant to consulting agreements to be agreed to by Reorganized Goodman, John Goodman, Jason Goodman, James Goodman, and Jonathan Goodman (collectively, such individuals, with any applicable affiliates, the “Goodman MBE Group”) will receive the following consideration in exchange for services to be provided to the Company and for maintaining the Company’s minority business enterprise (“MBE”) certification following the consummation of the Restructuring: (i) PIK Preferred Stock having an initial liquidation value of $20 million (the “Goodman MBE Group PIK Preferred Stock”), subject to the redemption terms set forth above; and (ii) 50.1% of the New Common Stock, subject to pro rata economic dilution pursuant to the MIP.

Pursuant to the Restructuring Support Agreement, the parties also agreed in principle on forms of employment agreements to be entered by the Company with John Goodman and Jason Goodman and a form of separation agreement to be entered by the Company with Jonathan Goodman. The parties also agreed that the Company would enter into a settlement and release agreement with James Goodman in form and substance reasonably acceptable to the Consenting Noteholders. Copies of the forms of employment agreements and separation agreement are attached as exhibits to the Restructuring Support Agreement.

As promptly as reasonably practicable following the Plan Effective Date, PIK Preferred Stock having an initial liquidation value of $5 million and cash-settlement restricted stock units, which shall economically represent 5% of the value of the Common Equity as of the Plan Effective Date, will be reserved for participants in the MIP.

As set forth in the Restructuring Support Agreement, the Board of Directors of Reorganized Goodman (the “Reorganized Goodman Board”) shall consist of five directors, who shall include: (i) two directors selected by the Required Consenting Equityholders; (ii) one independent director selected by the Required Consenting Equityholders from three potential directors proposed by AT&T Services, Inc. and/or its affiliates (collectively, “AT&T”); and (iii) two independent directors appointed by the Required Consenting Noteholders. The Reorganized Goodman Board shall be constituted consistent with the preceding and the Required Consenting Equityholders and the Required Consenting Noteholders shall use their reasonable best efforts to ensure that the Reorganized Goodman Board is constituted in a manner that maintains the Company’s state and federal MBE status. Upon the repayment in full of the New Notes and the redemption in full of the PIK Preferred Stock, the Reorganized Goodman Board may be reconstituted to consist of three directors selected by Reorganized Goodman and two independent directors.

Further, the senior management team (i.e., officers) and overall management structure of Reorganized Goodman, on and as of the Plan Effective Date, shall be determined by the Required Consenting Equityholders, subject to the consent of AT&T and in consultation with the Consenting Noteholders. Pursuant to the Restructuring Support Agreement, the Required Consenting Equityholders and AT&T will continue discussions, and consult with the Consenting Noteholders, regarding the members of Reorganized Goodman’s management team. After the Plan Effective Date, all officer decisions with respect to Reorganized Goodman (and any of its direct or indirect subsidiaries), compensation arrangements (to the extent not otherwise negotiated during the chapter 11 cases), and affiliate transactions shall be made subject to the approval of the Reorganized Goodman Board.

The Restructuring Support Agreement obligates the Company, each Consenting Noteholder, and each Consenting Equityholder to support the Plan, and, as to each Consenting Noteholder and each Consenting Equityholder, to vote its Claims (as defined in section 101(5) of the Bankruptcy Code) and interests, as applicable, in favor of the Plan. The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including the failure to meet specified milestones relating to the filing, confirmation, and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the Restructuring Support Agreement. The Restructuring Support Agreement is subject to termination if the Plan Effective Date has not occurred on or before the date that is fifteen (15) calendar days after entry of the confirmation order by the Bankruptcy Court. There can be no assurances that the Restructuring will be consummated.

The information in this Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained herein or in the Restructuring Support Agreement be relied on for any purpose with respect to the Plan. The foregoing description of the Restructuring Support Agreement is qualified in its entirety by reference to the Restructuring Support Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Interest Payment on Goodman Secured Notes

As part of the negotiations related to the Restructuring Support Agreement, the Company has elected not to make the interest payment in the amount of approximately $20 million that was due on January 3, 2017 on the Secured Notes. Under the terms of the Restructuring Support Agreement, the Consenting Noteholders, holding in excess of 75% of the aggregate principal amount of the outstanding Secured Notes, have agreed to forbear on exercising remedies related to the Company’s election to make the interest payment and certain other specified defaults set forth in the Restructuring Support Agreement.

Item 7.01 Regulation FD Disclosure

Financial Information

During the discussions regarding the Restructuring Support Agreement, the Company provided certain holders of the Secured Notes and their respective advisors with certain prospective financial information regarding the Company set forth in Exhibit 99.1 attached hereto.

The Company generally does not publicly disclose detailed prospective financial information. This financial information attached hereto was not prepared with a view towards public disclosure and was not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”

The inclusion of the financial forecasts in this Current Report on Form 8-K should not be regarded as an indication that the Company or any other person considered, or now consider, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of the Company nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.

Each of the financial forecasts include in this Current Report on Form 8-K:

•	is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions that are inherently uncertain and many of which are beyond the control of the Company and may not prove to be accurate;

•	does not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time the information was prepared;

•	may not reflect future performance, which may be significantly more favorable or less favorable than as set forth in the prospective financial information; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

All of the financial information contained in Exhibit 99.1 attached hereto is forward-looking in nature. The information is subjective in many respects and thus subject to interpretation. Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding day. The Company cannot provide assurance that the financial projections will be realized; rather, actual future financial results may vary materially from the forward-looking information.

Except as required by law, the Company does not intend to update or revise publicly any of the prospective financial information to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the prospective financial information, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

Press Release

On January 25, 2017, the Company issued a press release announcing its entry into the Restructuring Support Agreement. A copy of the press release is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.]

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to a number of risks, uncertainties and assumptions, including the factors described in the Company’s most recent periodic reports and other documents filed with the Securities and Exchange Commission.

Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. Risks and uncertainties that may affect the Company’s actual results include, among other things, our ability to manage or refinance our substantial level of indebtedness and our ability to generate sufficient cash to service our indebtedness; the Company’s reliance on a single customer for a vast majority of our revenues; the Company’s ability to maintain a level of service quality satisfactory to this customer across a broad geographic area; the Company’s ability to raise additional capital to fund its operations and meet its obligations; the Company’s reliance on contracts that do not obligate its customers to undertake work with it and that are cancellable on limited notice; the Company’s ability to translate amounts included in our estimated backlog into revenue or profits; the Company’s ability to weather economic downturns and the cyclical nature of the telecommunications and subscription television service industries; the Company’s ability to maintain its certification as a minority business enterprise; the Company’s reliance on subcontractors to perform certain types of services; the Company’s ability to maintain proper and effective internal controls; the Company’s reliance on a limited number of key personnel who would be difficult to replace; the Company’s ability to manage potential credit risk arising from unsecured credit extended to its customers; the Company’s ability to compete in its industries; and the Company’s ability to adapt to rapid regulatory and technological changes in the telecommunications and subscription television service industries.

Forward-looking statements related to the Restructuring Support Agreement involve known and unknown risks, uncertainties, assumptions and other factors which may cause the Company’s actual results, performance, or achievements to be materially different from any results, performance, or achievements expressed or implied by such forward-looking statements, including but are not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court; the ability of the Company to negotiate, develop, confirm, and comnsummate a plan of reorganization; risks associated with third party motions in the chapter 11 case, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization; potential restructuring of the Company’s outstanding debt and related effects on the holders of its common stock; potential limitations on the Company’s ability to maintain contracts and other critical business relationships; risks associated with general economic and business conditions; requirements for adequate liquidity to fund its operations in the future, including obtaining sufficient financing on acceptable terms; and other matters related to the potential restructuring and its indebtedness.

Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document

10.1	Restructuring Support Agreement dated January 24, 2017.

99.1	Financial Information.

99.2	Press Release, dated January 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

By:	/s/ John A. Goodman
Name:	John A. Goodman
Title:	Executive Chairman, Chief Executive Officer, and President

Dated: January 25, 2017

EXHIBIT INDEX

Exhibit No.	Document

10.1	Restructuring Support Agreement dated January 24, 2017.

99.1	Financial Information.

99.2	Press Release, dated January 25, 2017.